Exhibit 32.1


                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

     The undersigned executive officer of Peoples Community Bancorp, Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-Q for the period ended March 31, 2007 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                /s/Jerry D. Williams
                                ______________________________________________
                                Name:  Jerry D. Williams
                                Title:  President and Chief Executive Officer

Date:  May 14, 2007
       ________________



A signed original of this written statement required by Section 906 has been provided to Peoples Community Bancorp, Inc. and will be retained by Peoples Community Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.